UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): February 17, 2015

DRUG FREE SOLUTION, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-175525	99-0365611
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

531 Main St. # 670

El Segundo, CA 90245

(Address of Principal Executive Offices) (Zip Code)

(888) 615-6122
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K filed by the Company on January 30, 2019 (the “Original 8-K”) to correct errors on the date of dismissal of PKF O’Connor Davies and the name and date of appointment of auditors.

Item 4.01 Changes in Registrant’s Certifying Accounting Firm

(a) Previous independent registered public accounting firm.

On February 17th 2015, the Board of Directors of Drug Free Solutions, Inc. (the “Registrant”, “Company” or “We”) notified PKF O’Conner Davies (“PKF”) that it was dismissing PKF as its independent registered public accounting firm effective immediately.

The report of PKF on the financial statements of the Registrant for the fiscal year ended May 31, 2013 and the report on the financial statements of the Registrant for the fiscal year ended May 31, 2012 of predecessor independent accounting firm M&K CPAS PLLC (“M&K”) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

During the fiscal years ended May 31, 2013 and 2012 and through February 17, 2015 there have been no;

(i) disagreements with PKF or M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKF or M&K would have caused them to make reference to the subject matter of the disagreement(s) in their reports on the financial statements for such years; or

(ii) “reportable events”, as that term is described in Item 304(a)(l)(v) of Regulation S-K.

The Registrant has provided PKF with a copy of this Form 8-K and has requested that PKF furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements, and if not, stating the respects with which is does not agree. A copy of such letter is attached hereto as exhibit 16.1 of this Form 8-K.

(b) New independent registered public accounting firm.

On March 15, 2015, The Registrant’s Board of Directors engaged Hartley Moore Accountancy Corporation of Irvine, CA (“HMCPA”) as its new independent registered public accounting firm effective immediately. In deciding to select HMCPA, the Registrant’s Board of directors reviewed auditor independence issues and existing commercial relationships with HMCPA and concluded that HMCPA has no commercial relationship with the Company that would impair its independence for the fiscal year ended May 31, 2014. During the registrants two most recent fiscal years ended May 31, 2014 and the subsequent interim period through March 15, 2015, the Registrant did not consult with HMCPA with respect to:

(i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(l)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(l)(v) of Regulation S-K.

Item 9.01

The following exhibits are filed with this report:

Exhibit Number	Description

16.1	Letter from PKF O’Connor Davies *

* Incorporated by reference to the Company’s Current Form on 8-KA, filed with the Securities Commission on March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUG FREE SOLUTION, INC.

Date: April 25, 2019	By:	/s/ Genie O’Malley
	Name:	Genie O’Malley
	Title:	Chief Executive Officer